General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                 AUGUST 31, 2002
                                  (Unaudited) (1)

         In thousands

         ASSETS:
         Current Assets:
               Cash and cash equivalents                        $3,820
               Accounts receivable                               3,152
               Notes receivable                                    134
               Inventories                                       4,208
               Deferred income taxes                               307
               Other current assets                                928
                                                                ------
                                                                12,549

          Property, plant and equipment, net                       501
          Land and buildings held for sale                       6,271
          Other assets                                               4
          Net assets of discontinued operations                     65
                                                               -------
                                         Total Assets          $19,390
                                                               =======

         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
               Accounts payable, trade                            316
               Accrued payroll and payroll-related costs          459
               Accrued expenses and other current liab.         1,832
                                                               ------
                                                                2,607

         Liabilities subject to compromise
               Revolving credit loan                        $       0
               Notes payable                                   28,489 (2)
               Mortgages payable on real estate held for sale   2,345
               7 3/4% Convertible debentures                    3,000
               Accounts payable, trade                         21,525
               Accrued payroll and payroll-related costs        2,574
               Accrued expenses and other current liab.        15,987
                                                               ------
                                                               73,920

         Deferred income taxes                                    448
                                                               ------
                                    Total Liabilities          76,975

         Redeemable 5% Preferred Stock                          3,043

         Stockholders' equity:
               Preferred stock                                    788
               Common stock                                     3,328
               Paid-in-capital                                191,313
               Accumulated deficit                           (254,618)(2)
                Less: Treasury stock                           (1,439)
                                                             ---------
                                                              (60,628)
                                                             ---------

           Total Liabilities and Stockholders' Equity        $ 19,390
                                                             ========
         ----------------
         (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and thereafter and on audit adjustments.

         (2) Excludes $1,763 interest/fees on secured debt that may not be payable.

                             General DataComm Industries, Inc.
                                Statement of Operations
                           One Fiscal Month Ended August 31, 2002
                                       ($ in 000's)
                                      (Unaudited) (1)

              Sales                                                 $1,773
              Cost of Sales                                            900
                                                                    -------
              Gross Margin                                             873
              Operating Expenses:
                            Selling, general & administrative          544
                            Research & development                     292
                                                                    -------
                                                                       836

              Operating income                                          37

              Interest expense(contractual interest/fees $443)          38
              Net gain on sale of real estate                            -
              Other, net                                                 5
                                                                    -------
              Earnings(loss) before reorganization items,
               income taxes and discontinued operations                 (6)

             Reorganization items:
                                     Professional fees                 200
                                                                    -------

              Gain(loss) before income taxes
                and discontinued operations                           (206)

              Income tax provision                                      13
                                                                    -------
              Income(loss) before discontinued operations             (219)

              Income(loss) from discontinued operations                 83
                                                                    -------
              Net income(loss)                                      $ (136)
                                                                    =======

              --------------------
              (1) Subject to change after a detailed review of recorded
                  liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and thereafter and on audit adjustments.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                     For the One Month Ended August 31, 2002
                                 (Unaudited) (1)
                                  ($ in 000's)
                      Increase in Cash and Cash Equivalents


             Cash flows from operating activities:
                 Cash received from customers                     $ 1,920
                  Non A/R cash                                         62
                  Cash paid to suppliers and employees             (1,746)
                                                                  --------
             Net cash provided by operating activities
                   before reorganization items                        236

             Operating cash flows from reorganization items:
                   Professional fees                                 (234)
                                                                  --------
             Net cash used by reorganization items                   (234)

             Net cash provided by operating activities                  2

             Cash flows from financing activities:
                   Principal payments on debt                        (435)
                                                                  --------
             Net cash used in financing activities                   (435)
                                                                  --------

             Net increase(decrease) in cash                       $  (433)
                                                                  ========

             Cash at beginning of period                            4,253
             Cash at end of period                                $ 3,820

             Reconciliation of net income to net cash provided
                   by operating activities
             Net loss                                             $  (136)

             Depreciation                                              77
             (Increase) decrease in accounts receivable              (140)
             Increase (decrease) in postpetition payables
                   and other current liabilities                      (45)
             (Increase) decrease in inventory                         210
             (Increase) decrease in other current assets               36
                                                                  --------
             Net cash provided by operating activities            $     2
                                                                  ========

     --------------
     (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.